STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (the "Agreement") is made and entered into as of the 1st day of May 2008 by and among Porter Valley Software, Inc., a California corporation ("PVS"), Keith Swift, an individual who owns 50% of the total issued and outstanding stock of PVS ("KS"), Lorne Steiner, an individual who owns 50% of the total issued and outstanding stock of PVS ("LS"), (KS and LS are collectively referred to as the "Seller"), and Environmental Service Professionals, Inc., a Nevada corporation (the "Buyer" or "Company"), with respect to the following facts:


                                 R E C I T A L S

         A. Seller owns 100% of the total issued and outstanding capital stock of PVS.

         B. PVS is a software development company dedicated to developing easy to use computer based solutions for producing standardized industry inspection reports based on narratives from a master library to provide industry professionals with the software tools, training and education necessary to confront the environmental and safety issues faced by property owners, inspectors, remediation experts, and all other related industry personnel in the United States and Canada (the "Business").

         C. PVS, LS, KS and the Buyer entered into that certain Term Sheet for Purchase of Stock of Porter Valley Software, Inc., dated March 17, 2008 (the "Term Sheet") pursuant to which the Buyer had agreed to purchase 100% of the outstanding stock of PVS from LS and KS, and LS and KS had agreed to sell such stock to Buyer.

         D. The Company desires to acquire from Seller and Seller desires to sell to the Company 100% of the total issued and outstanding stock of PVS in exchange for 650,000 shares of the Company's common stock plus $400,000 in cash, payable on the Closing of the purchase under this Agreement, as defined in
                  Section 2.1 of this Agreement.


         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, and in light of the above recitals to this Agreement, the parties to this Agreement hereby agree as follows:

1. SALE AND PURCHASE

         1.1 SALE AND PURCHASE OF STOCK. In consideration for the Purchase Price (as defined in Section 1.2 of this Agreement) and the other covenants of the Company in this Agreement, Seller agrees to sell to the Buyer, and the Buyer agrees to purchase from Seller, 100,000 shares of the common stock of PVS (the "PVS Stock") on the Closing Date (as defined in Section 4.1 of this Agreement).

         1.2 PURCHASE PRICE. As consideration for the sale by Seller of the shares of PVS Stock to the Company on the Closing Date, the Company will pay to Seller the following (the "Purchase Price"): (i) $400,000 in cash (the "Cash Payment"), payable as provided in Section 1.2(a) of this Agreement, and (ii) 650,000 shares (the "Shares") of the Company's common stock (the "Stock Payment"), issuable as provided in Section 1.2(b) of this Agreement. The certificates evidencing the Shares will bear the following legend:

         "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

         (a) CASH PAYMENT. The Buyer will pay to the Seller a total cash payment of $400,000 payable subject to the terms and conditions of this Agreement. The Cash Payment will be made 50% to LS and 50% to KS, and will be made as per the following schedule:

                        i.       $200,000 upon Closing.
                        ii.      $100,000 30 days after Closing.
                        iii.     $100,000 60 days after Closing.

         (b) COMPANY SHARES. Seller will be issued a total of 650,000 Shares of the Company's common stock as part of the Purchase Price, subject to the terms and conditions of this Agreement. The Stock Payment will be made 50% to LS and 50% to KS, as per the following schedule:

                        i.       250,000 shares upon Closing
                        ii.      200,000 shares 90 days after Closing
                        iii.     200,000 shares 180 days after Closing

         (c) HOLDING PERIOD AND PIGGYBACK REGISTRATION RIGHTS. All Shares of the Company's common stock issued to Seller by the Company under this Agreement shall be held by Seller for a period of at least one year from the date of Closing. Seller will have piggyback registration rights with respect to the Shares, subject to potential adjustment by the underwriter for such registration statement, if any. Accordingly, the Company agrees to notify the Seller in writing at least ten days prior to the filing of any registration statement by it under
                  Section 5 of the Securities Act of 1933, as amended, on Form S-1, SB-2 or S-3, and to include all of Seller's Shares that are requested by them in writing for inclusion in the registration statement, subject to the underwriter's (if any) reasonable approval.

         (d) REPURCHASE OF SHARES. There is no provision made in this Agreement for the right to cause a sale of any portion of the Shares back to Buyer.

         (e) RIGHT OF OFFSET. Buyer may offset against any payment due to seller hereunder, thereby reducing said payment, by the amount of any damage caused to Buyer as a result of any breach of covenant, warranty or representation by KS, LS, or PVS in this agreement or its Exhibits or schedules.

2. COVENANT NOT TO COMPETE.

         As an inducement to Buyer to enter into and to perform its obligations under this Agreement, and subject to the provisions of Section 5.16 herein, LS and KS covenant to enter into a non-compete agreement with the Buyer on or before the Closing Date pursuant to which LS and KS will agree that for a period of the longer of (i) 12 months from the Closing Date or (ii) 12 months from the date of termination of respective employment with the Company referenced in
Section 3 of this Agreement, and in any event while LS and KS are employees, officers, directors, or consultants of the Buyer or any of its affiliates, they will not directly or indirectly, whether (a) as employees, agents, consultants, employers, principal, partners, officers or directors; (b) holders of more than five percent of any class of equity securities or more than five percent of the aggregate principal amount of any class of equity securities or more than five percent of the aggregate principal amount of any class of debt, notes or bonds of a company with publicly traded equity securities; or (c) in any other individual or representative capacities whatsoever, in each case for their own account or the account of any other person or entity, engage in any business or trade competing with the then business or trade of the Buyer or its affiliates in the United States (the "Non-Compete Agreement"). LS and KS acknowledge that the restrictions set forth in this Section 2 are fair and reasonable with respect to their duration, scope and area. If, at the time of enforcement of this Section 2, a court holds that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances will be substituted for the stated duration, scope or area. In the event of any breach of any provisions of this Section 2, Buyer will have the right, in addition to any other rights and remedies existing in its favor hereunder, to enforce its rights and the obligations LS and KS under this
Section 2 not only by an action or actions for damages but also by an action or actions for specific performance and/or injunctive or other equitable relief in order to enforce or prevent any violations of the provisions of this Section 2. The parties agree that the sum of fifty thousand dollars ($50,000) of the cash portion of the Purchase Price will be allocated to the covenant not to compete set forth in Section 2 of this Agreement.

3. EMPLOYMENT.

         3.1. TRANSITION PERIOD. LS and KS agree to assist with the transition of PVS into the ESP organization for the first 60 days from closing without salary or fees.

         3.2. EMPLOYMENT OF KS. There is no provision for employment of KS.

         3.3. EMPLOYMENT OF LS. Sixty-one (61) calendar days after the Closing Date (as defined in Section 4.1 of this Agreement), the Company will employ LS on an "at-will" basis as the Director of Operations of PVS of the PVS Division to be formed by Buyer. LS agrees to remain in this position for at least 12 months after the Closing. LS will have an annualized salary of $125,000 paid per the Buyer's payroll policies and access to the Buyer benefit plans as administered by the Company's professional service organization. LS will be employed for the purpose of using all reasonable efforts to create and begin to implement a three-year strategic plan to allow the PVS Business to grow revenues to annual revenues as determined by the Buyer's management. LS shall handle all day to day responsibilities of PVS consistent with the Director of Operations position (unless otherwise specifically delegated to Buyer pursuant to this Agreement) including but not limited to: (a) PVS financial responsibilities as stated and agreed to in the PVS 2008 and 2009 budget outline, (b) PVS monthly financial documentation as reasonably required by Buyer by the 10th day of each month for the prior month, and (c) transfer of PVS staff to Buyer leased staffing program serviced by Oasis Staffing within 30 days after Closing. In the event that LS's employment is terminated without cause prior to 180 days after Closing, PVS (or its parent company, the Buyer) shall pay the remaining amount of LS's share of the outstanding Purchase Price, if any, according to the time schedule stated in Section 1.2(a) of this Agreement. "Cause" shall mean fraud, deceit or intentional misconduct.

4. CLOSING AND FURTHER ACTS.

         4.1 TIME AND PLACE OF CLOSING. Upon satisfaction or waiver of the conditions set forth in Section 8 of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at 1111 E. Tahquitz Canyon Way, Palm Springs, California 92262 at 11:00 a.m. (local time) on the date that the parties may mutually agree in writing, but in no event later than June 16, 2008 (the "Closing Date"), unless extended by mutual written agreement of the parties.

         4.2 ACTIONS AT CLOSING. At the Closing, the following actions will take place:

                  (a) Buyer will pay to Seller the Cash Payment and Stock Payment of the Purchase Price pursuant to the distribution described in
         Section 1.2 of this Agreement by delivery of (i) the appropriate amount of cash or cash equivalent which will be deposited in a single account designated by Seller in a writing delivered to the Buyer prior to the Closing, and (ii) stock certificates evidencing the Stock Payment.

                  (b) PVS will tender to the Company certificates and any other documents evidencing the PVS Stock.

                  (c) PVS will deliver to Buyer copies of necessary resolutions of the Board of Directors of PVS authorizing the execution, delivery, and performance of this Agreement and the other agreements contemplated by this Agreement for PVS' execution, and consummation of the transactions contemplated by this Agreement, which resolutions have been certified by an officer of PVS as being valid and in full force and effect.

                  (d) Buyer will deliver to PVS copies of corporate resolutions of the Board of Directors of Buyer authorizing the execution, delivery and performance of this Agreement and the other agreements contemplated by this Agreement for Buyer's execution, if any, and consummation of the transactions contemplated by this Agreement, which resolutions have been certified by an officer of Buyer as being valid and in full force and effect.

                  (e) PVS will deliver to the Buyer true and complete copies of PVS' Certificate of Incorporation and a Certificate of Good Standing from the appropriate official of PVS' jurisdiction of incorporation, which certificates and certificates of good standing are dated not more than 30 days prior to the Closing Date.

                  (g) Any additional documents or instruments as a party may reasonably request or as may be necessary to evidence and affect the sale, assignment, transfer and delivery of the PVS Stock to the Buyer.

         4.3 ACTIONS POST CLOSING. Post Closing Buyer will perform the following actions:

                  (a) All management oversight of PVS.

                  (b) Collect all receivables due PVS.

                  (c) All PVS funding requirements, including but not limited to supplying short-term capital needs should cash flow shortages arise.

                  (d) Marketing and public relations will be a joint effort between Buyer and PVS.

                  (e) All human resources requirements, payroll, benefits.

                  (f) All legal issues.

                  (g) Pay the $56,000 payable due to IntuoSoft, Inc. within 5 business days of Closing.

                  (h) Satisfy credit card  obligations of PVS in accordance with
         Section 7.1(f).

5. REPRESENTATIONS AND WARRANTIES OF PVS, KS AND LS.

         PVS, KS and LS represent and warrant to Buyer as follows:

         5.1 POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT. PVS, KS and LS have full power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery, and performance of this Agreement by PVS has been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, this Agreement is a valid and binding obligation of PVS, KS and LS.

         5.2 SUBSIDIARIES. There is no corporation, general partnership, limited partnership, joint venture, association, trust or other entity or organization that PVS directly or indirectly controls or in which PVS directly or indirectly owns any equity or other interest.

         5.3 GOOD STANDING. PVS (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated,
(ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both domestic and foreign) where such qualification or licensing is required.

         5.4 CHARTER DOCUMENTS AND CORPORATE RECORDS. PVS has delivered to Buyer complete and correct copies or provided Buyer with the right to inspect true and complete copies of all (i) the articles of incorporation, bylaws and other charter or organizational documents of PVS, including all amendments thereto,
(ii) the stock records of PVS, and (iii) the minutes and other records of the meetings and other proceedings of the shareholders and directors of PVS. PVS is not in violation or breach of (i) any of the provisions of its articles of incorporation, bylaws or other charter or organizational documents, or (ii) any resolution adopted by its shareholders or directors. There have been no meetings or other proceedings of the shareholders or directors of PVS that are not fully reflected in the appropriate minute books or other written records of PVS.

         5.5 FINANCIAL STATEMENTS. PVS has delivered to Buyer the following financial statements relating to PVS prior to the Closing (the "PVS Financial Statements"): (i) the unaudited balance sheet of PVS as of December 31, 2007 and 2006 and the unaudited balance sheet of April 30, 2008, and (ii) the unaudited statements of income for the years ended December 31, 2007 and 2006 and the unaudited statements of income for the four months ended April 30, 2008 and the unaudited statements of retained earnings and shareholders' equity as of April 30, 2008. Except as stated therein or in the notes thereto, the PVS Financial
Statements: (a) present fairly the financial position of PVS as of the respective dates thereof and the results of operations and changes in financial position of PVS for the respective periods covered thereby; and (b) have been prepared in accordance with PVS' normal business practices applied on a consistent basis throughout the periods covered.

         5.6 CAPITALIZATION. The authorized capital stock of PVS consists of 100,000 shares of common stock, no par value per share, of which 100,000 shares are issued and outstanding, and no shares of preferred stock. All of the outstanding shares of the capital stock of PVS are validly issued, fully paid and nonassessable, and have been issued in full compliance with all applicable federal, state, local and foreign securities laws and other laws.

         5.7 ABSENCE OF CHANGES. Except as otherwise set forth on Schedule 5.7 hereto or otherwise disclosed to Buyer in writing prior to the Closing, since January 1, 2008:

                  (a) There has not been any material adverse change in the business, condition, assets, operations or prospects of PVS and no event has occurred or, to PVS' knowledge, is expected to occur after the Closing that might have a material adverse effect on the business, condition, assets, operations or prospects of PVS.

                  (b) PVS has not (i) declared, set aside or paid any dividend or made any other contribution in respect of any shares of capital stock, nor (ii) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities.

                  (c) PVS has not sold or otherwise issued any shares of capital stock or any other securities.

                  (d) PVS has not amended its articles of incorporation, bylaws or other charter or organizational documents, nor has it effected or been a party to any merger, recapitalization, reclassification of shares, stock split, reverse stock split, reorganization or similar transaction.

                  (e) PVS has not formed any subsidiary or contributed any funds or other assets to any subsidiary.

                  (f) PVS has not purchased or otherwise acquired any assets, nor has it leased any assets from any other person, except in the ordinary course of business consistent with past practice.

                  (g) PVS has not made any capital expenditure outside the ordinary course of business or inconsistent with past practice, or in an amount exceeding five thousand dollars ($5,000) singly or in excess often thousand dollars ($10,000) in the aggregate, without Buyer's consent.

                  (h) PVS has not sold or otherwise transferred any assets to any other person, except in the ordinary course of business consistent with past practice and at a price equal to the fair market value of the assets transferred.

                  (i) There has not been any loss, damage or destruction to any of the properties or assets of PVS (whether or not covered by insurance).

                  (j) PVS has not written off as uncollectible any indebtedness or accounts receivable, except for write offs that were made in the ordinary course of business consistent with past practice and that involved less than $5,000 singly and less than $10,000 in the aggregate.

                  (k) PVS has not leased any assets to any other person except in the ordinary course of business consistent with past practice and at a rental rate equal to the fair rental value of the leased assets.

                  (l) PVS has not mortgaged, pledged, hypothecated or otherwise encumbered any assets, except in the ordinary course of business consistent with past practice.

                  (m) PVS has not entered into any contract, or incurred any debt, liability or other obligation (whether absolute, accrued, contingent or otherwise), except for (i) contracts that were entered into in the ordinary course of business consistent with past practice and that have terms of less than six months and do not contemplate payments by or to PVS which will exceed, over the term of the contract, ten thousand dollars ($10,000) in the aggregate, and (ii) current liabilities incurred in the ordinary course of business consistent with the past practice.

                  (n) PVS has not made any loan or advance to any other person, except for advances that have been made to customers in the ordinary course of business consistent with past practice and that have been properly reflected as "accounts receivables."

                  (o) Other than annual raises or bonuses paid or provided consistent with past business practices, PVS has not paid any bonus to, or increased the amount of the salary, fringe benefits or other compensation or remuneration payable to, any of the directors, officers or employees of PVS.

                  (p) No contract or other instrument to which PVS is or was a party or by which PVS or any of its assets are or were bound has been amended or terminated, except in the ordinary course of business consistent with past practice.

                  (q) PVS has not discharged any lien or discharged or paid any indebtedness, liability or other obligation, except for current liabilities that (i) are reflected in the PVS Financial Statements as of April 30, 2008 or have been incurred since April 30, 2008 in the ordinary course of business consistent with past practice, and (ii) have been discharged or paid in the ordinary course of business consistent with past practice.

                  (r) PVS has not forgiven any debt or otherwise released or waived any right or claim, except in the ordinary course of business consistent with past practice.

                  (s) PVS has not changed its methods of accounting or its accounting practices in any respect.

                  (t) PVS has not entered into any transaction outside the ordinary course of business or inconsistent with past practice.

                  (u) PVS has not agreed or committed (orally or in writing) to do any of the things described in clauses (b) through (t) of this
         Section 5.7.

         5.8 ABSENCE OF UNDISCLOSED LIABILITIES. PVS has no debt, liability or other obligation of any nature (whether due or to become due and whether absolute, accrued, contingent or otherwise) that is not reflected or reserved against in the PVS Financial Statements as of April 30, 2008, except for obligations incurred since April 30, 2008 in the ordinary and usual course of business consistent with past practice.

         5.9      PVS ASSETS.

                  (a) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach of the terms and conditions of, or result in a loss of rights under, or result in the creation of any lien, charge or encumbrance upon, any of the assets of the Business.

                  (b) PVS has good and marketable title to all of its assets, free and clear of all mortgages, liens, leases, pledges, charges, encumbrances, equities or claims, except as expressly disclosed in writing by PVS to Buyer prior to the Closing Date.

                  (c) PVS owns all copyrights, trademarks, and tradenames related to the Business and the use of such copyrights, trademarks, and tradenames has not and will not infringe on the rights of any third party.

                  (d) PVS' assets are not subject to any material liability, absolute or contingent, which has not been disclosed by PVS to Buyer in writing prior to the Closing Date nor is PVS subject to any liability, absolute or contingent, which has not been disclosed to and acknowledged by Buyer in writing prior to the Closing Date.

                  (e)  PVS  has   provided  to  Buyer  in  writing  an  accurate
         description of all of the assets of PVS or used in the business of PVS.

                  (f) PVS has provided to Buyer in writing a list of all contracts, agreements, licenses, leases, arrangements, commitments and other undertakings to which PVS is a party or by which it or its property is bound. Except as specified by PVS to Buyer in writing prior to the Closing Date, all of such contracts, agreements, leases, licenses and commitments are valid, binding and in full force and effect.

                  (g) All of the machinery, equipment, furniture and fixtures as of the Closing Date will be in the same condition as on the date of this Agreement, normal wear and tear excepted. PVS hereby conveys to Buyer (to the extent it is able under the applicable warranty documents) any and all product warranty or similar rights that PVS may have against third parties in respect of the condition of any assets.

         5.10 COMPLIANCE WITH LAWS; LICENSES AND PERMITS. PVS is not in violation of, nor has it failed to conduct its business in full compliance with, any applicable federal, state, local or foreign laws, regulations, rules, treaties, rulings, orders, directives or decrees. PVS has delivered to Buyer a complete and accurate list and provided Buyer with the right to inspect true and complete copies of all of the licenses, permits, authorizations and franchises to which PVS is subject and all said licenses, permits, authorizations and franchises are valid and in full force and effect. Said licenses, permits, authorizations and franchises constitute all of the licenses, permits, authorizations and franchises necessary to permit PVS to conduct its business in the manner in which it is now being conducted, and PVS is not in violation or breach of any of the terms, requirements or conditions of any of said licenses, permits, authorizations or franchises.

         5.11 TAXES. Except as disclosed herein, PVS has accurately and completely filed with the appropriate United States state, local and foreign governmental agencies all tax returns and reports required to be filed (subject to permitted extensions applicable to such filings), and has paid or accrued in full all taxes, duties, charges, withholding obligations and other governmental liabilities as well as any interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any governmental authority (including taxes on properties, income, franchises, licenses, sales and payrolls). (All such items are collectively referred to herein as "Taxes"). The PVS Financial Statements fully accrue or reserve all current and deferred taxes. PVS is not a party to any pending action or proceeding, nor is any such action or proceeding threatened by any governmental authority for the assessment or collection of Taxes. No liability for taxes has been incurred other than in the ordinary course of business. There are no liens for Taxes except for liens for property taxes not yet delinquent. PVS is not a party to any Tax sharing, Tax allocation,

Tax indemnity or statute of limitations extension or waiver agreement and in the past year has not been included on any consolidated combined or unitary return with any entity other than PVS. PVS has duly withheld from each payment made to each person from whom such withholding is required by law the amount of all Taxes or other sums (including but not limited to United States federal income taxes, any applicable state or municipal income tax, disability tax, unemployment insurance contribution and Federal Insurance Contribution Act taxes) required to be withheld therefrom and has paid the same to the proper tax authorities prior to the due date thereof. To the extent any Taxes withheld by PVS have not been paid as of the Closing Date because such Taxes were not yet due, such Taxes will be paid to the proper tax authorities in a timely manner. All Tax returns filed by the PVS are accurate and comply with and were prepared in accordance with applicable statutes and regulations.

         5.12 ENVIRONMENTAL COMPLIANCE MATTERS. To the best of the knowledge of PVS, without conducting any study or independent investigation, PVS has at all relevant times with respect to the Business been in material compliance with all environmental laws, and has received no potentially responsible party notices or similar notices from any governmental agencies or private parties concerning releases or threatened releases of any "hazardous substance" as that term is defined under 42 U.S.C. 960(1)(14).

         5.13 COMPENSATION. Since December 31, 2007, PVS has not paid or committed to pay to or for the benefit of any of its officers or directors any compensation of any kind other than wages, salaries and benefits at times and rates in effect on December 31, 2007. PVS does not have any bonus plan or obligations with respect to any bonus plan. PVS has provided Buyer with a full and complete list of all officers, directors, employees and consultants of PVS as of the date hereof, specifying their names and job designations, their dates of hire, the total amount paid or payable as wages, salaries or other forms of direct compensation, and the basis of such compensation, whether fixed or commission or a combination thereof.

         5.14     NO DEFAULT.

                  (a) Each of the contracts, agreements or other instruments of PVS and each of the standard Customer Agreements or contracts of PVS is a legal, binding and enforceable obligation by or against PVS, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity). No party with whom PVS has an agreement or contract is in default thereunder or has breached any terms or provisions thereof which is material to the conduct of PVS' business.

                  (b) PVS has performed, or is now performing, the obligations of, and PVS is not in material default (or would by the lapse of time and/or the giving of notice be in material default) in respect of, any contract, agreement or commitment binding upon it or its assets or properties and material to the conduct of its Business. No third party has raised any claim, dispute or controversy with respect to any of the executory contracts of PVS, nor has PVS received notice of warning of alleged nonperformance, delay in delivery or other noncompliance by PVS with respect to its obligations under any of those contracts, nor are there any facts which exist indicating that any of those contracts may be totally or partially terminated or suspended by the other parties thereto.

         5.15 PRODUCT WARRANTIES. Except as otherwise disclosed in writing to Buyer prior to the Closing and for warranties under applicable law, (a) there are no warranties, express or implied, written or oral, with respect to the products of PVS, (b) there are no pending or threatened claims with respect to any such warranty, and (c) PVS has no, and after the Closing Date, will have no, liability with respect to any such warranty, whether known or unknown, absolute, accrued, contingent, or otherwise and whether due or to become due, other than customary returns in the ordinary course of business that are fully reserved against in the PVS Financial Statements.

         5.16 PROPRIETARY RIGHTS. The Buyer acknowledges that KS is a lecturer and publicist, has given lectures and published numerous books, articles, manuals, guides, and forms on home inspections and home inspector training, and intends to continue such non-competitive activities during the Non-Compete period set forth in Section 2 hereto and any related non-compete agreement. Buyer also acknowledges that KS created numerous portions of the master library and forms utilized in the PVS Business. Buyer acknowledges that much of the language is personal and idiosyncratic. Buyer also acknowledges that at the conclusion of the Non-Compete period, KS may, and reserves the right to, author, develop, promote, sell, and market home inspection software and related materials which would by its or their nature be similar to or derivative of the subject matter of the master library and forms utilized in the PVS Business. Buyer reserves all rights to defend itself if exact quotes or material portions of the PVS Business are utilized to directly compete with Buyer.

                  (a) Buyer specifically acknowledges the following items and their respective contents are not part of the purchase:

                        i.       Manual For a Happy Home.
                        ii.      Inspect and Protect.
                        iii. Digital Recordings of the compellation of Avoiding Litigation essays

                  (b) PVS has provided Buyer in writing a complete and accurate list and provided Buyer with the right to inspect true and complete copies of all software, patents and applications for patents, trademarks, trade names, service marks, and copyrights, and applications therefore, owned or used by PVS or in which it has any rights or licenses, except for software used by PVS and generally available on the commercial market. PVS has provided Buyer with a complete and accurate description of all agreements or provided Buyer with the right to inspect true and complete copies of all agreements of PVS with each officer, employee or consultant of PVS providing PVS with title and ownership to patents, patent applications, trade secrets and inventions developed or used by PVS in its business. To PVS' knowledge, all of such agreements are valid, enforceable and legally binding, subject to the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

                  (c) PVS owns or possesses licenses or other rights to use all computer software, software programs, patents, patent applications, trademarks, trademark applications, trade secrets, service marks, trade names, copyrights, inventions, drawings, designs, customer lists, propriety know-how or information, or other rights with respect thereto (collectively referred to as "Proprietary Rights"), used in the business of PVS, and the same are sufficient to conduct PVS' business as it has been and is now being conducted.

                  (d) To PVS' knowledge, the operations of PVS do not conflict with or infringe, and no one has asserted to PVS that such operations conflict with or infringe on any Proprietary Rights owned, possessed or used by any third party. There are no claims, disputes, actions, proceedings, suits or appeals pending against PVS with respect to any Proprietary Rights, and to the knowledge of the management of PVS none has been threatened against PVS. To the best knowledge of the management of PVS there are no facts or alleged fact which would reasonably serve as a basis for any claim that PVS does not have the right to use, free of any rights or claims of others, all Proprietary Rights in the development, manufacture, use, sale or other disposition of any or all products or services presently being used, furnished or sold in the conduct of the business of PVS as it has been and is now being conducted.

                  (e) No employee of PVS is in violation of any term of any employment contract, proprietary information and inventions agreement, non-competition agreement, or any other contract or agreement relating to the relationship of any such employee with PVS or any previous employer.

         5.17 INSURANCE. PVS has provided Buyer with a complete and accurate list of all policies of insurance and provided Buyer with the right to inspect true and complete copies of all policies of insurance to which PVS is a party or is a beneficiary or named insured as of the Closing Date. PVS has in full force and effect, with all premiums due thereon paid, the policies of insurance set forth therein. All the insurable properties of PVS are insured in amounts and coverage and against risks and losses which are adequate and usually insured
against  by  persons  holding  or  operating   similar   properties  in  similar
businesses. There were no claims in excess of $10,000 asserted or currently outstanding under any of the insurance policies of PVS in respect of all motor vehicle, general liability, errors and omissions, workers compensation, and medical claims during the calendar year ending on December 31, 2007 or the four months ending April 30, 2008.

         5.18 LABOR RELATIONS. None of the employees of PVS are represented by any union or are parties to any collective bargaining arrangement, and no attempts are being made to organize or unionize any of PVS' employees. Except as disclosed in writing to Buyer prior to the Closing, there is not presently pending or existing, and there is not presently threatened, any (a) strike, slowdown, picketing, work stoppage or employee grievance process, or (b) action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) against or affecting PVS relating to the alleged violation of any legal requirement pertaining to labor relations or employment matters. PVS is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours, occupational safety and health and is not engaged in any unfair labor practices. PVS is in compliance with the Immigration Reform and Control Act of 1986.

         5.19 S CORPORATION STATUS. PVS has elected to be treated as, and is currently governed by, Subchapter S of the Internal Revenue Code of 1986, as amended. Seller shall change the corporate status from Subchapter S to that of a "C" corporation prior to Closing.

         5.20 CONDITION OF PREMISES. All real property leased by PVS is in good condition and repair, ordinary wear and tear excepted.

         5.21 NO DISTRIBUTOR AGREEMENTS. Except as disclosed in writing to Buyer prior to the Closing, PVS is not a party to, nor is the property of PVS bound by, any distributors' or manufacturer's representative or agency agreement.

         5.22 CONFLICT OF INTEREST TRANSACTIONS. No past or present shareholder, director, officer or employee of PVS or any of their affiliates (i) is indebted to, or has any financial, business or contractual relationship or arrangement with PVS, or (ii) has any direct or indirect interest in any property, asset or right which is owned or used by PVS or pertains to the business of PVS with the exception of outstanding shareholder loans which will be deemed paid in full, cancelled and fully discharged upon the Closing without any additional payment by Buyer.

         5.23 LITIGATION. There is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or threatened against or with respect to PVS which (i) if adversely determined would have an adverse effect on the business, condition, assets, operations or prospects of PVS, or (ii) challenges or would challenge any of the actions required to be taken by PVS under this Agreement. There exists no basis for any such action, suit, proceeding, dispute, litigation, claim, complaint or investigation.

         5.24 NON-CONTRAVENTION. Neither (a) the execution and delivery of this Agreement, nor (b) the performance of this Agreement will: (i) contravene or result in a violation of any of the provisions of the organizational documents of PVS; (ii) contravene or result in a violation of any resolution adopted by the shareholders or directors of PVS; (iii) result in a violation or breach of, or give any person the right to declare (whether with or without notice or lapse of time) a default under or to terminate, any agreement or other instrument to which PVS is a party or by which PVS or any of its assets are bound; (iv) give any person the right to accelerate the maturity of any indebtedness or other obligation of PVS; (v) result in the loss of any license or other contractual right of PVS; (vi) result in the loss of, or in a violation of any of the terms, provisions or conditions of, any governmental license, permit, authorization or franchise of PVS; (vii) result in the creation or imposition of any lien, charge, encumbrance or restriction on any of the assets of PVS; (viii) result in the reassessment or revaluation of any property of PVS; by any taxing authority or other governmental authority; (ix) result in the imposition of, or subject PVS; to any liability for, any conveyance or transfer tax or any similar tax; or
(x) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which PVS or any of its assets or any limited liability interests are subject.

         5.25 APPROVALS. PVS has provided Buyer with a complete and accurate list of all jurisdictions in which PVS is authorized to do business. No authorization, consent or approval of, or registration or filing with, any governmental authority is required to be obtained or made by PVS in connection with the execution, delivery or performance of this Agreement, including the conveyance to Buyer of the Business.

         5.26 BROKERS. PVS has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to PVS' knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transaction.

         5.27 SPECIAL GOVERNMENT LIABILITIES. PVS has no existing or pending liabilities, obligations or deferred payments due to any federal, state or local government agency or entity in connection with its business or with any program sponsored or funded in whole or in part by any federal, state or local government agency or entity, nor is PVS or KS or LS aware of any threatened action or claim or any condition that could support an action or claim against PVS, the Business for any of said liabilities, obligations or deferred payments.

         5.28 FULL DISCLOSURE. Neither this Agreement (including the exhibits hereto) nor any statement, certificate or other document delivered to Buyer by or on behalf of PVS contains any untrue statement of a material fact or omits to state a material fact necessary to make the representations and other statements contained herein and therein not misleading.

         5.29 REPRESENTATIONS TRUE ON CLOSING DATE. The representations and warranties of PVS set forth in this Agreement are true and correct on the date hereof, and will be true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date. Buyer's knowledge will not act as a waiver of any breach of the representations and warranties contained herein by PVS, KS or LS.

         5.30 TAX ADVICE. PVS, KS and LS hereby represent and warrant that they have sought their own independent tax advice regarding the transactions contemplated by this Agreement and neither PVS nor KS or LS have relied on any representation or statement made by Buyer, the Company, or their representatives regarding the tax implications of such transactions.

6. REPRESENTATIONS AND WARRANTIES OF BUYER.

         Buyer represents and warrants to PVS as follows:

         6.1 POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT. Buyer has full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Buyer have been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of the other party hereto, this Agreement is a valid and binding obligation of Buyer.

         6.2 APPROVALS. To Buyer's knowledge, no authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Buyer in connection with the execution, delivery or performance of this Agreement.

         6.3 REPRESENTATIONS TRUE ON CLOSING DATE. To the Buyer's knowledge, the representations and warranties of Buyer set forth in this Agreement are true and correct on the date hereof, and will be true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date.

         6.4 NON-DISTRIBUTIVE INTENT. The shares of PVS Stock being purchased by the Company pursuant to this Agreement are not being acquired by the Company with a view to the public distribution of them.

         6.5 NON CONTRAVENTION. To the Company's knowledge neither the execution and delivery of this Agreement, nor the performance of this Agreement will contravene or result in a material violation of any of the provisions of any other agreement or obligation of the Company.

7. CONDITIONS TO CLOSING.

         7.1 CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE. Buyer's obligation to close the stock purchase as contemplated in this Agreement is conditioned upon the occurrence or waiver by Buyer of the following:

                  (a) PVS shall have delivered to the Company all certificates evidencing the PVS Stock and ownership of 100% of the capital stock of PVS.

                  (b) All representations and warranties of PVS, KS and LS made in this Agreement or in any exhibit or schedule hereto delivered by PVS, KS and LS must be true and correct as of the Closing Date with the same force and effect as if made on and as of that date.

                  (c) PVS must have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by PVS prior to or at the Closing Date.

                  (d)  Seller  shall  change  the   corporate  tax  status  from
         Subchapter S to that of a "C" corporation prior to Closing.

                  (e) PVS to provide Buyer the PVS audited financials for 2006 and 2007 and audited financial statements for 2008 through April 30, 2008 prior to Closing.

                  (f). PVS covenants to extinguish all long term loans and pay off all debt prior to the Closing with the exception of the accounts payable specifically made up of PVS's two credit cards (total of $120,000) and the amount payable to IntuoSoft, Inc. ($56,000) to an aggregate maximum of $176,000 which is directly related to the revision of the Inspectvue(TM) Residential and Commercial application. If the Buyer waives this condition and closes, it will have its right of offset in Section 1.2(e) of this Agreement. Any waiver notwithstanding, ESP agrees to indemnify and hold PVS, its officers, directors, shareholders, agents and representatives harmless from the credit card obligations of PVS identified on Attachment A_ hereto. The agreement to indemnify and hold harmless includes all claims which may be brought by the designated credit card companies and includes attorneys fees and costs and all claims, liability, losses, or damages which Sellers may suffer as a result of any and all claims, demands, costs, attorneys fees, and/or judgments against them arising out of any violation of this provision of this Agreement taken by said credit card companies. This paragraph shall cover the period beginning upon the date of the execution of this agreement and continue through and including the last date upon which any statute of limitations effecting Sellers' right(s) to pursue damages of any kind against Buyer shall have ceased to exist.
         Section 9.3 shall govern the Procedure for Indemnification Claims under this paragraph.

                  g. PVS to identify and write off all uncollectible receivables on or before March 31, 2008.

         7.2 CONDITIONS PRECEDENT TO PVS' OBLIGATION TO CLOSE. PVS' obligation to close the stock purchase as contemplated in this Agreement is conditioned upon the occurrence or waiver by PVS of the following:

                  (a) All representations and warranties of Buyer made in this Agreement or in any exhibit hereto delivered by Buyer must be true and correct on and as of the Closing Date with the same force and effect as if made on and as of that date.

                  (b) Buyer must have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing Date.

8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties made by each of the parties hereto will survive the Closing for a period of three years after the Closing Date.

9. INDEMNIFICATION.

         9.1 INDEMNIFICATION BY PVS, KS AND LS. PVS, KS and LS agree to indemnify, defend and hold harmless Buyer and its affiliates against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and attorney's fees and costs, incurred by Buyer or any of its affiliates arising, resulting from, or relating to any and all liabilities of PVS accrued prior to the Closing or relating to the PVS Stock, any misrepresentation of a material fact or omission to disclose a material fact made by PVS, KS or LS in this Agreement, in any exhibits to this Agreement or in any other document furnished or to be furnished by PVS, KS or LS under this Agreement, or any breach of, or failure by PVS, KS or LS to perform, any of their representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by PVS, KS or LS under this Agreement.

         9.2 INDEMNIFICATION BY BUYER. Buyer agrees to indemnify, defend and hold harmless PVS, KS and LS against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and attorneys' fees and costs incurred by PVS arising, resulting from or relating to any breach of, or failure by Buyer to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by Buyer under this Agreement.

         9.3      PROCEDURE FOR INDEMNIFICATION CLAIMS.

                  (a) Whenever any parties become aware that a claim (an "Underlying Claim") has arisen entitling them to seek indemnification under this Section 7 of the Agreement, such parties (the "Indemnified Parties") shall promptly send a notice ("Notice") to the parties liable for such indemnification (the "Indemnifying Parties") of the right to indemnification (the "Indemnity Claim"); provided, however, that the failure to so notify the Indemnifying Parties will relieve the Indemnifying Parties from liability under this Agreement with respect to such Indemnity Claim only if, and only to the extent that, such failure to notify the Indemnifying Parties results in the forfeiture by the Indemnifying Parties of rights and defenses otherwise available to the Indemnifying Parties with respect to the Underlying Claim. Any Notice pursuant to this Section 7.3(a) shall set forth in reasonable detail, to the extent then available, the basis for such Indemnity Claim and an estimate of the amount of damages arising therefrom.

                  (b) If an Indemnity Claim does NOT result from or arise in connection with any Underlying Claim or legal proceedings by a third party, the Indemnifying Parties will have thirty (30) calendar days following receipt of the Notice to issue a written response to the Indemnified Parties, indicating the Indemnifying Parties' intention to either (i) contest the Indemnity Claim or (ii) accept the Indemnity Claim as valid. The Indemnifying Parties' failure to provide such a written response within such thirty (30) day period shall be deemed to be an acceptance of the Indemnity Claim as valid. In the event that an Indemnity Claim is accepted as valid, the Indemnifying Parties shall, within fifteen (15) Business Days thereafter, pay the damages incurred by the Indemnified Parties in respect of the Underlying Claim in cash by wire transfer of immediately available funds to the account or accounts specified by the Indemnified Parties. To the extent appropriate, payments for indemnifiable damages made pursuant to
         Section 7 of the Agreement will be treated as adjustments to the Purchase Price.

                  (c) In the event an Indemnity Claim results from or arises in connection with any Underlying Claim or legal proceedings by a third party, the Indemnifying Parties shall have fifteen (15) calendar days following receipt of the Notice to send a Notice to the Indemnified Parties of their election to, at their sole cost and expense, assume the defense of any such Underlying Claim or legal proceeding; provided that such Notice of election shall contain a confirmation by the Indemnifying Parties of their obligation to hold harmless the Indemnified Parties with respect to damages arising from such Underlying Claim. The failure by the Indemnifying Parties to elect to assume the defense of any such Underlying Claim within such fifteen
         (15) day period shall entitle the Indemnified Parties to undertake control of the defense of the Underlying Claim on behalf of and for the account and risk of the Indemnifying Parties in such manner as the Indemnified Parties may deem appropriate, including, but not limited to, settling the Underlying Claim. However, the parties controlling the defense of the Underlying Claim shall not settle or compromise such Underlying Claim without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed. The non-controlling parties shall be entitled to participate in (but not control) the defense of any such action, with their own counsel and at their own expense.

                  (d) The Indemnifying Parties and the Indemnified Parties will cooperate reasonably, fully and in good faith with each other, at the sole expense of the Indemnifying Parties, in connection with the defense, compromise or settlement of any Underlying Claim including, without limitation, by making available to the other parties all pertinent information and witnesses within their reasonable control.

10. INJUNCTIVE RELIEF.

         10.1 DAMAGES INADEQUATE. Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

         10.2 INJUNCTIVE RELIEF. It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, will be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

11. FURTHER ASSURANCES.

         Following the Closing, PVS shall furnish to Buyer such instruments and other documents as Buyer may reasonably request for the purpose of carrying out or evidencing the transactions contemplated hereby.

12. FEES AND EXPENSES.

         Each party hereto shall pay all fees, costs and expenses that it incurs in connection with the negotiation and preparation of this Agreement and in carrying out the transactions contemplated hereby (including, without limitation, all fees and expenses of its counsel and accountant).

13. WAIVERS.

         If any party at any time waives any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein will not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

14. SUCCESSORS AND ASSIGNS.

         Each covenant and  representation  of this  Agreement will inure to the
benefit  of  and  be  binding   upon  each  of  the  parties,   their   personal
representatives, assigns and other successors in interest.

15. ENTIRE AND SOLE AGREEMENT.

         This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified or amended only by a written agreement signed by the parties against whom the amendment is sought to be enforced. The parties acknowledge that as of the date of the execution of this Agreement, that any and all other agreements either written or verbal will be terminated and be of no further force or effect.

16. GOVERNING LAW.

         This Agreement will be governed by the laws of California without giving effect to applicable conflict of laws provisions. With respect to any litigation arising out of or relating to this Agreement, each party agrees that it will be filed in and heard by the state or federal courts with jurisdiction to hear such suits located in Los Angeles County, California.

17. COUNTERPARTS.

         This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts will be deemed to be an original, and such counterparts will constitute but one and the same instrument.

18. ASSIGNMENT.

         Except in the case of an affiliate of the Buyer, this Agreement may not be assignable by any party without prior written consent of the other parties.

19. REMEDIES.

         Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement are intended to be exclusive, and each party will have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more remedies will not constitute a waiver of the right to pursue other available remedies.

20. SECTION HEADINGS.

         The section headings in this Agreement are included for convenience only, are not a part of this Agreement and will not be used in construing it.

21. SEVERABILITY.

         In the event that any provision or any part of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability will not affect the validity or enforceability of any other provision or part of this Agreement.

22. NOTICES.

         Each notice or other communication hereunder must be in writing and will be deemed to have been duly given on the earlier of (i) the date on which such notice or other communication is actually received by the intended recipient thereof, or (ii) the date five (5) days after the date such notice or other communication is mailed by registered or certified mail (postage prepaid) to the intended recipient at the following address (or at such other address as the intended recipient will have specified in a written notice given to the other parties hereto):

                  IF TO PVS, LS OR KS:

                  Porter Valley Software, Inc.
                  11260 Wilbur Avenue, Suite 102
                  Porter Ranch, California 91326
                  Telephone: (818) 368-4806
                  Facsimile: (818) 363-1650

                  Lorne Steiner
                  10865 Springfield Avenue
                  Porter Ranch, California 91326
                  Telephone: (818) 363-9203

                  Keith Swift
                  10924 Springfield Avenue
                  Porter Ranch, California 91326
                  Telephone: (818) 363-3151


                  IF TO BUYER:

                  Environmental Service Professionals, Inc.
                  1111 Tahquitz Canyon Way, Suite 110
                  Palm Springs, California 92262
                  Attention:  Ed Torres, Chief Executive Officer

                  Telephone: (760) 327-5284
                  Facsimile: (760) 327-5630

23. PUBLICITY.

         Except as may be required in order for a party to comply with applicable laws, rules, or regulations or to enable a party to comply with this Agreement, or necessary for the Buyer to prepare and disseminate any private or public placements of its securities or to communicate with its shareholders, no press release, notice to any third party or other publicity concerning the transactions contemplated by this Agreement will be issued, given or otherwise disseminated without the prior approval of each of the parties hereto; provided, however, that such approval will not be unreasonably withheld.

         IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

PVS:                          PORTER VALLEY SOFTWARE, INC.,
                              a California corporation


                              By:
                                 -----------------------------------------------
                                 Keith Swift, Director

                              By:
                                 -----------------------------------------------
                                 Lorne Steiner, Director


KS:
                              --------------------------------------------------
                              Keith Swift, Individually

LS:
                              --------------------------------------------------
                              Lorne Steiner, Individually



COMPANY/BUYER:                ENVIRONMENTAL SERVICE PROFESSIONALS, INC.,
                              a Nevada corporation


                              By:
                                ------------------------------------------------
                                Edward Torres, Chief Executive Officer